UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 15, 2005

(Date of Earliest Event Reported)

VERISITY LTD.

(Exact Name of Registrant as Specified in Its Charter)

Commission File:

0-32417

Israel	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

331 East Evelyn Avenue

Mountain View, California 94041

(Address of Principal Executive Offices)

(650) 934-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry Into a Material Definitive Agreement

On March 15, 2005, the Board of Directors of Verisity Ltd. (the “Company”) authorized the payment of bonuses to certain of the Company’s executive officers and certain other officers of the Company in respect of the year ended December 31, 2004. The bonuses payments to each of the executive officers are as follows:

Name	Title	Bonus Payment
Charles G. Alvarez	Senior Vice President of Finance and Administration and Chief Financial Officer	$75,000

Steve Wang	Senior Vice President and General Manager – Platform Division	$56,500

David Larwood	Vice President, General Counsel	$50,000

Steve Glaser	Senior Vice President of Worldwide Marketing	$49,000

Ziv Binyamini	Senior Vice President, VPA Product Research and Development	$30,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2005

VERISITY LTD.

By:	/s/ David Larwood
David Larwood Vice President and General Counsel